                                                                Exhibit 1.1

                               9,000,000 Shares

                              Guidant Corporation

                                  Common Stock





                             UNDERWRITING AGREEMENT

October   , 1996

                                                                 October  , 1996



Morgan Stanley & Co. Incorporated
Alex. Brown & Sons Incorporated
Cowen & Company
J.P. Morgan Securities Inc.
Piper Jaffray Inc.
c/o Morgan Stanley & Co.
  Incorporated
1585 Broadway
New York, New York  10036

Morgan Stanley & Co. International Limited
Alex. Brown & Sons Incorporated
Cowen & Company
J.P. Morgan Securities Ltd.
Piper Jaffray Inc.
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England

Dear Sirs:

          Guidant Corporation, an Indiana corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined below) 9,000,000 shares of its common stock (the "Firm Shares").
                                 -----------

          It is understood that, subject to the conditions hereinafter stated, 7,200,000 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S.
                            ----------------
Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection
                                              -----------------
with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and 1,800,000 Firm Shares (the "International Shares") will be sold to the
                                --------------------
several International Underwriters named in Schedule II hereto (the

"International Underwriters") in connection with the offering and sale of such
---------------------------
International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, Alex. Brown & Sons Incorporated, Cowen & Company, J.P. Morgan Securities Inc. and Piper Jaffray Inc. shall act as representatives (the "U.S. Representatives")
                                                          --------------------
of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, Alex. Brown & Sons Incorporated, Cowen & Company, J.P. Morgan Securities Ltd. and Piper Jaffray Inc. shall act as representatives (the

"International Representatives") of the several International Underwriters.  The
------------------------------
U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "Underwriters."
                                 ------------

          The Company also proposes to sell to the several U.S. Underwriters not more than an additional 1,350,000 shares of its common stock (the "Additional
                                                                   ----------
Shares"), if and to the extent that the U.S. Representatives shall have
------
determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Article II hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of common stock of the
                                 ------
Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock."
                                    ------------

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement relating to the Shares. The registration
 ----------
statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration
              --------------                                       ------------
Statement;" the U.S. prospectus and the international prospectus in the
---------
respective forms first used to confirm sales of Shares
are hereinafter collectively referred to as the "Prospectus" (including in the
                                                 ----------
case of all references to the Registration Statement and the Prospectus documents incorporated therein by reference). If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration
                                                       ---------------------
Statement"), then any reference herein to the term "Registration Statement"
---------
shall be deemed to include such Rule 462 Registration Statement.

                                       I.

          The Company represents and warrants to each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before, or to the best of the Company's knowledge, threatened by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
                                                  ------------
incorporated by reference in the Prospectus complied, or will comply when so filed, in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder; and (iv) the Prospectus does not contain, and, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph I(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation under the laws of Indiana, with full corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Each subsidiary of the Company listed on Annex A hereto has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. Annex A attached hereto lists all material subsidiaries (the "Material Subsidiaries") of the Company (including, without limitation, all significant subsidiaries (as defined in Regulation S-X of the Commission) of the Company).

          (e) The outstanding shares of capital stock of each Material Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned either directly or indirectly (except for directors' qualifying shares) by the Company free and clear of all liens, encumbrances and perfected (or, to the best of the Company's knowledge, unperfected) security interests, and no options, warrants or rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in any Material Subsidiary of the Company are outstanding.

          (f) The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus.

          (g) The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable, and there are no outstanding options, warrants or other rights granted by the Company to purchase shares of Common Stock or other securities of the Company, except as described in the Prospectus and except for stock options and performance awards granted to employees pursuant to the Guidant Corporation 1994 Stock Plan and stock options granted to directors pursuant to the Guidant Corporation 1996 Non-employee Directors Stock Plan.

          (h) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (i) This Agreement has been duly authorized, executed and delivered by the Company.

          (j) The Sublicense Agreement, dated October 18, 1994, between Eli Lilly and Company and Cardiac Pacemakers, Inc. ("CPI"), a subsidiary of the
                                                 ---
Company (the "Sublicense Agreement"), has not been amended or modified since its
              --------------------
execution and remains in full force and effect.

          (k) Neither the Company nor any of its Material Subsidiaries is in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument binding upon the Company or any of its subsidiaries, other than any such violation or default that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby have not, and the performance by the Company of its obligations under this Agreement will not, contravene, violate, conflict with, result in a breach of, or constitute a de-fault under (i) any provision of applicable law or regulation, (ii) the articles of incorporation or by-laws of the Company or any Material Subsidiary of the Company, (iii) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument binding upon the Company or any of its Material Subsidiaries, or (iv) any judgment, determination, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Material Subsidiary of the Company, except, in the case of clauses (i), (iii) and (iv) hereof, any such contravention that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. No consent, approval, authorization or order of or qualification with any governmental body or agency was required for the execution and delivery by the Company of this Agreement or is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states of the United States in connection with the offer and sale of the Shares.

          (l) There has not occurred any material adverse change, or any development reasonably likely to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

          (m) There are no legal or governmental actions, suits, proceedings, claims, or investigations pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or which would affect the performance by the Company of its obligations under this Agreement, nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (n) Each of the Company and its Material Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits (collectively, "Authorizations") of and from, and has made all declarations and
                --------------
filings (collectively, "Filings") with, all federal, state, local and other
                        -------
governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, or required for the performance by the Company of its obligations under this Agreement, except to the extent that the failure to obtain an Authorization or to make a Filing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (o) Each preliminary prospectus filed as part of any amendment to the Registration Statement, or filed pursuant to Rule 424 or Rule 462 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

          (p) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (q) The Company and its Material Subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all Authorizations
                  ------------------
required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such Authorization, except where such noncompliance with Environmental Laws, failure to receive required Authorizations or failure to comply with the terms and conditions of such Authorizations would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (r) In the ordinary course of its business, the Company reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (s) To the best of the Company's knowledge, the accountants who have certified or shall certify the financial statements filed with the Commission as part of the Registration Statement and the Prospectus are independent accountants as required by the Securities Act. The consolidated financial statements of the Company and its subsidiaries (together with the related notes thereto) included in the Registration Statement fairly present in all material respects the financial position and results of operations of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as otherwise stated therein.

          (t) No holder of any securities of the Company has any rights, not effectively satisfied or waived, to the registration of securities of the Company because of the filing of the Registration Statement or the consummation of the transactions contemplated therein.

          (u) To the best of the Company's knowledge, no labor dispute with the employees of the Company or any of its Material Subsidiaries exists or is imminent, and the Company is not aware of any existing or imminent labor disturbance by such employees which is reasonably likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (v) The Common Stock, including the Shares, has been approved for listing on the New York Stock

Exchange, Inc. and the Pacific Stock Exchange under the symbol "GDT".

          (w) Except as disclosed in the Prospectus, the Company and its subsidiaries own, possess or license the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other rights or interests in items of intellectual property as are necessary for the operation of the business now operated by them (the "patent and proprietary rights");
                                           -----------------------------
except as disclosed in the Prospectus, neither the Company nor any subsidiary has received notice of any other asserted rights with respect to any of the patent and proprietary rights which, if determined unfavorably with respect to the interests of the Company or any subsidiary of the Company, would have a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any subsidiary is aware that any person or entity is infringing or otherwise violating any of the Company's patents, trademarks, servicemarks or copyrights in a manner that could materially affect the use thereof by the Company or any of its subsidiaries.

          (x) The Company has no knowledge of any impediment to the enforceability of any of the patents owned by the Company or any of its subsidiaries that are necessary for the operation of the business now operated by them or of any materially relevant prior art references not cited during the prosecution of any of such patents in the U.S. Patent and Trademark Office or applicable foreign patent office.

          (y) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).


                                      II.

          The Company hereby agrees to sell to the several Underwriters and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Company the respective numbers of Firm Shares set forth in Schedules I and II hereto opposite their names at $____ a share -- the "purchase price."
                                              --------------

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to 1,350,000 Additional Shares at the purchase price. Additional Shares may be purchased as provided in Article IV hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares. The Additional Shares to be purchased by the U.S. Underwriters hereunder and the U.S. Firm Shares are hereinafter collectively referred to as the "U.S. Shares."
                    -----------

          The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated ("Morgan Stanley"), it will not during the
                                    --------------
period ending 90 days after the date of the initial public offering of the Shares, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock (whether such shares or any such securities are now owned by the Company or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the Shares to be sold hereunder,

(ii) any shares of such Common Stock sold by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, and (iii) grants of stock options and restricted stock under the Guidant Corporation 1994 Stock Plan.


                                      III.

          The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Shares are to be offered to the public initially at U.S. $____ a share (the "public
                                                                      ------
offering price") and to certain dealers selected by you at a price that
--------------
represents a concession not in excess of U.S. $.__ a share under the public offering price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S. $.__ a share, to any Underwriter or to certain other dealers.

          Each U.S. Underwriter hereby makes to and with the Company the representations and agreements of such U.S. Underwriter contained in the fifth and sixth paragraphs of Article III of the Agreement Between U.S. and International Underwriters of even date herewith. Each International Underwriter hereby makes to and with the Company the representations and agreements of such International Underwriter contained in the eighth, ninth and tenth paragraphs of Article III of such Agreement.


                                      IV.

          Payment for the Firm Shares shall be made by wire transfer or certified or official bank check or checks payable to the order of the Company in immediately available funds at the office of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York, at 10:00 A.M., local time, on
July   , 1996, or at such other time on the same or such other date, not later than July , 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."
                                                    ------------

          Payment for any Additional Shares shall be made by certified or official bank check or checks payable to the order of the Company in immediately available funds at the office of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York, at 10:00 A.M., local time, on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from the U.S. Representatives to the Company of their determination, on behalf of the U.S. Underwriters, to purchase a number, specified in said notice, of Additional Shares, or on such other date, in any event not later than September , 1996, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "Option Closing Date." The
                                                    -------------------
notice of the determination to exercise the option to purchase Additional Shares and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement.

          Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the purchase price therefor.

                                       V.

          The obligations of the Company and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

          The several obligations of the Underwriters hereunder are subject to the following further conditions:

     (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

          (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

          (ii) there shall not have occurred any change, or any development reasonably likely to result in a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

     (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

     (c) You shall have received on the Closing Date an opinion of Baker & Daniels, counsel for the Company, dated the Closing Date, to the effect that:

               (i) the authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus; and

               (ii) the statements (1) in the Prospectus under the caption "Description of Capital Stock",

     (2) in the Registration Statement in Item 15 and (3) in the Company's Registration Statement on Form 8-A, as amended, describing the Company's capital stock which is incorporated by reference in the Registration Statement, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

     (d) You shall have received on the Closing Date an opinion of Dewey Ballantine, counsel for the Company, dated the Closing Date, to the effect that:

               (i) the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated by this Agreement have not, and the performance by the Company of its obligations under this Agreement will not, contravene, violate, conflict with, result in a breach of, or constitute a default under (i) any provision of applicable New York, California or U.S. federal law or regulation, or (ii) to the best of such counsel's knowledge (based solely on inquiries of responsible officers of the Company), any judgment, determination, order or decree of any New York, California or U.S. federal governmental body, agency or court having jurisdiction over the Company or any subsidiary of the Company, except, in the case of clauses (i) and (ii) hereof, any such contravention, violation, conflict, breach or default that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. No consent, approval, authorization or order of or qualification with any New York, California or U.S. federal governmental body or agency was required for the execution of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement or is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of New York or California in connection with the offer and sale of the Shares;

               (ii)  each of Advanced Cardiovascular Systems, Inc. ("ACS"),
                                                                     ---
     Devices for Vascular Intervention, Inc. ("DVI") and Origin Medsystems, Inc.
                                               ---
     ("Origin") has been duly incorporated, is validly existing as a corporation
       ------
     in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own its property and to conduct its business as described in the Prospectus;

               (iii) the outstanding shares of capital stock of each of ACS, DVI and Origin have been duly authorized and validly issued, are fully paid and nonassessable;

               (iv) the statements (1) in the Prospectus under the captions "Business - Legal Proceedings" and (2) in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 in Item 1 under the captions "Business - Government Regulation" and "Business - Health Care Reform, Third Party Reimbursement", in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (v) to the best of such counsel's knowledge (based solely on inquiries of responsible officers of the Company), there are no legal or governmental actions, suits, proceedings, claims or investigations pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or which would affect the performance by the Company of its obligations under this Agreement, nor does such counsel know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (vi) the Registration Statement and the Prospectus and any supplements or amendments thereto (except for financial statements and the notes related thereto, schedule and other financial, accounting and statistical data as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder;

               (vii) the Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

               (viii) the Registration Statement is effective under the Securities Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission; and

               (ix) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements and notes related thereto, schedule and other financial, accounting and statistical data included therein or excluded therefrom as to which such counsel need not express an opinion) complied when so filed as to form in all material respects with the Exchange Act and rules and regulations of the Commission thereunder.

               In addition, such counsel shall state that they have participated in conferences with officers and representatives of the Company, officers and representatives of the subsidiaries of the Company, representatives of the independent accountants of the Company, the U.S. Representatives and the International Representatives at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration State-ment or the Prospectus and have made no independent check or verification thereof, except as described in paragraph (iv) above, on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express an opinion or belief with respect to information contained in the financial statements and the notes related thereto, schedule and other financial, accounting and statistical data included therein or excluded therefrom.

     (e) You shall have received on the Closing Date an opinion of John H. Lapke, Esq., counsel for CPI, dated the Closing Date, to the effect that:

               (i) CPI has been duly incorporated and is validly existing as a corporation in good standing under the laws of Minnesota, with full corporate power and authority to own its property and to conduct its business as described in the Prospectus;

               (ii) the outstanding shares of capital stock of CPI have been duly authorized and validly issued, are fully paid and nonassessable; and

               (iii) no consent, approval, authorization or order of or qualification with any Minnesota governmental body or agency was required for the execution of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement or is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of Minnesota in connection with the offer and sale of the Shares.

     (f) You shall have received on the Closing Date an opinion of J.B. King, Esq., Vice President, General Counsel and Secretary of the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation under the laws of Indiana, with full corporate power and authority to own its property and to conduct its business as described in the Prospectus;

               (ii) the Company and each subsidiary of the Company listed on Annex A is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (iii) the outstanding shares of capital stock of each subsidiary of the Company listed on Annex A are owned either directly or indirectly (except for directors' qualifying shares) by the Company and, to the best of such counsel's knowledge, are owned free and clear of all liens, encumbrances and perfected or unperfected security interests, and, to the best of such counsel's knowledge, no options, warrants or rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in any such subsidiary of the Company are outstanding;

               (iv) the shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable, and, to the best of such counsel's knowledge, there are no outstanding options, warrants or other rights granted by the Company to purchase shares of Common Stock or other securities of the Company, except as described in the Prospectus and except for stock options and performance awards granted to employees pursuant to the Guidant Corporation 1994 Stock Plan and stock options granted to directors pursuant to the Guidant Corporation 1996 Non-employee Directors Stock Plan;

               (v) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares is not subject to any statutory preemptive or, to the best of such counsel's knowledge, any similar rights;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company;

               (vii) to the best knowledge of such counsel, neither the Company nor any of its Material Subsidiaries is in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument binding upon the Company or any of its subsidiaries, other than any such violation or default that would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations under this Agreement will not, contravene, violate, conflict with, result in a breach of, or constitute a default under (i) any provision of applicable law or regulation, (ii) the articles of incorporation or by-laws of the Company or any Material Subsidiary of the Company, (iii) to the best of such counsel's knowledge, any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument binding upon the Company or any of its Material Subsidiaries, or
     (iv) to the best of such counsel's knowledge, any judgment, determination, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Material Subsidiary of the Company, except, in the case of clauses (i), (iii) and (iv) hereof, any such contravention that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. No consent, approval, authorization or order of or qualification with any state (other than

     New York, California, Minnesota or Delaware as to which such counsel need render no opinion) or local governmental body or agency was required for the execution and delivery by the Company of this Agreement or is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states of the United States in connection with the offer and sale of the Shares;

               (viii) to the best of such counsel's knowledge, there are no legal or governmental actions, suits, proceedings, claims, or investigations pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or which would affect the performance by the Company of its obligations under this Agreement, nor does such counsel know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; and

               (ix) to the best of such counsel's knowledge, each of the Company and its Material Subsidiaries has all necessary Authorizations of and from, and has made all Filings with, all state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, or required for the performance by the Company of its obligations under this Agreement, except to the extent that the failure to obtain an Authorization or to make a Filing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               In addition, such counsel shall state that he or members of his staff have participated in conferences with officers and representatives of the Company, officers and representatives of the subsid-iaries of the Company, representatives of the independent accountants of the Company, the U.S. Representatives and the International Representatives at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to the attention of such counsel or any member of his staff that have led them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express an opinion or belief with respect to information contained in the financial statements and the notes related thereto, schedules and other financial, accounting and statistical data included therein or excluded therefrom.

               In rendering such opinion, such counsel may state that such opinion is limited to matters governed by the laws of the states of Indiana, California, Delaware and Minnesota and that he has relied as to matters involving the application of the laws of the states of California, Delaware and Minnesota upon the opinion of other members of the Company's legal department, John H. Lapke, Esq., counsel to CPI, or upon the law firm of Dewey Ballantine, as the case may be.

     (g) You shall have received on the Closing Date opinions of Ralph Hall, General Counsel, and Secretary of CPI, Bruce J. Barclay, General Counsel and Secretary of ACS, dated the Closing Date, in form and substance satisfactory to you and your counsel relating to intellectual property matters.

          The opinions described in paragraphs (c), (d), (e), (f) and (g) above shall be rendered to you at the request of the Company and shall so state therein.

     (h) You shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom, special counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to you.

     (i) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in, or incorporated by reference into the Registration Statement and the Prospectus.

     (j) On or prior to the Closing Date, the Company shall have delivered to the U.S. Representatives and the International Representatives a letter executed by certain officers and directors of the Company, in form and substance reasonably satisfactory to you and your counsel, evidencing such officers' and directors' agreement to be subject to lock-up provisions that are substantially similar to those described in Article II of this Agreement, and such agreement shall be in full force and effect on the Closing Date.

          The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

                                      VI.

          In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

     (a) To furnish to you, without charge, five signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 1:00 P.M. local time on the business day next succeeding the date of this Agreement (or such later time as you and the Company shall agree if the Underwriters have not provided information required to be included in the Prospectus in a timely manner) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

     (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and to file no such proposed amendment or supplement to which you reasonably object. However, notwithstanding such reasonable objection, the Company may file such proposed amendment or supplement, upon written notification to you by Dewey Ballantine of the Company's intention to do so, if in the opinion of Dewey Ballantine such filing is reasonably required to comply with applicable law.

     (c) If, during such period after the first date of the public offering of the Shares as in the opinion of your counsel the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of your counsel, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

     (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all reasonable expenses (including reasonable fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Shares by the National Association of Securities Dealers, Inc.; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

     (e) To make generally available to the Company's security holders and to you as soon as practicable an "earning statement" covering the twelve-month period ending September 30, 1997 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

     (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securi-ties laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, (iv) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the Offering by the National Association of Securities Dealers, Inc., (v) all costs and expenses incident to listing the Shares on the New York Stock Exchange and the Pacific Stock Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Offering, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with road show presentations with the prior approval of the Company, travel and lodging expense of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Article, Article VII, and the third paragraph of Article IX below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     (g) To use the proceeds from the sale of the Shares in the manner described in the Prospectus under the caption "Use of Proceeds".

                                      VII.

          The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any

Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs, such person (the "indemnified party") shall promptly
                                        -----------------
notify the person against whom such indemnity may be sought (the "indemnifying
                                                                  ------------
party") in writing and the indemnifying party, upon request of the indemnified
-----
party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first or second paragraph of this Article VII is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Article VII are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Article VII were determined by pro
                                                                          ---
rata allocation (even if the Underwriters were treated as one entity for such
----
purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VII, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Article VII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution provisions contained in this Article VII and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

                                     VIII.

          This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the

Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                                      IX.

          This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement by the Commission.

          If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I or Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided
                                                                    --------
that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Article II be increased pursuant to this Article IX by an amount in excess of one-ninth of such number of

Shares without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                              Very truly yours,

                              GUIDANT CORPORATION

                              By
                                    ------------------------
                                    Name:
                                    Title:

Accepted, October   , 1996

MORGAN STANLEY & CO. INCORPORATED
ALEX. BROWN & SONS INCORPORATED
COWEN & COMPANY
J.P. MORGAN SECURITIES INC.
PIPER JAFFRAY INC.

Acting severally on behalf
of themselves and the several
U.S. Underwriters named in
Schedule I hereto.

By   Morgan Stanley & Co. Incorporated


By
     ---------------------------
     Name:
     Title:

MORGAN STANLEY & CO. INTERNATIONAL LIMITED
ALEX. BROWN & SONS INCORPORATED
COWEN & COMPANY
J.P. MORGAN SECURITIES LTD.
PIPER JAFFRAY INC.

Acting severally on behalf
of themselves and the several
International Underwriters named
in Schedule II hereto.

By   Morgan Stanley & Co. International Limited


By
     ---------------------------
     Name:
     Title:

                                   SCHEDULE I
                               U.S. UNDERWRITERS
                               -----------------


                                            Number of
                                               Firm
                                            Shares To
Underwriter                                Be Purchased
-----------                                ------------
Morgan Stanley & Co. Incorporated . . . . .
Alex. Brown & Sons Incorporated . . . . . .
Cowen & Company . . . . . . . . . . . . . .
J.P. Morgan Securities Inc. . . . . . . . .
Piper Jaffray Inc.  . . . . . . . . . . . .



Total U.S. Firm Shares. . . . . . . . . . . 7,200,000

                                  SCHEDULE II
                           INTERNATIONAL UNDERWRITERS
                           --------------------------


                                                            Number of
                                                               Firm
                                                            Shares To
Underwriter                                                Be Purchased
-----------                                                ------------

Morgan Stanley & Co. International Limited  . . . . . . .
Alex. Brown & Sons Incorporated . . . . . . . . . . . . .
Cowen & Company . . . . . . . . . . . . . . . . . . . . .
J.P. Morgan Securities Ltd. . . . . . . . . . . . . . . .
Piper Jaffray Inc.  . . . . . . . . . . . . . . . . . . .



Total International Shares. . . . . . . . . . . . . . . .  1,800,000

                                    ANNEX A


 .    Advanced Cardiovascular Systems, Inc., a California corporation.

 .    Cardiac Pacemakers, Inc., a Minnesota corporation.

 .    Devices for Vascular Intervention, Inc., a California corporation.

 .    Origin Medsystems, Inc., a Delaware corporation.